Exhibit 99.2

UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION In Re. SCINTILLA PHARMACEUTICALS, INC. Debtor(s) § § § § Case No. 23-90084 Lead Case No. 23-90085 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 03/31/2023 Petition Date: 02/13/2023 Months Pending: 2 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Mohsin Y. Meghji 05/17/2023 Mohsin Y. Meghji 4955 Directors Place, San Diego, CA 92121 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 23-90085 Document 636 Filed in TXSB on 05/17/23 Page 1 of 12

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Debtor's Name SCINTILLA PHARMACEUTICALS, INC. Case No. 23-90084

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$60,000	
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$60,000	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ○ Market ○ Other ◉ (attach explanation))	$0
d	Total current assets	$60,000
e.	Total assets	$60,000
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$15,348,545
n.	Total liabilities (debt) (j+k+l+m)	$15,348,545
o.	Ending equity/net worth (e-n)	$-15,288,545

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$0	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021) 2

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Debtor's Name SCINTILLA PHARMACEUTICALS, INC. Case No. 23-90084

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$0	$0	$0	$0
	Itemized Breakdown by Firm						
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	i			$0	$0	$0	$0
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UST Form 11-MOR (12/01/2021) 3

UST Form 11-MOR (12/01/2021) 4 Debtor's Name SCINTILLA PHARMACEUTICALS, INC. Case No. 23-90084 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii Case 23-90085 Document 636 Filed in TXSB on 05/17/23 Page 4 of 12

UST Form 11-MOR (12/01/2021) 5 Debtor's Name SCINTILLA PHARMACEUTICALS, INC. Case No. 23-90084 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv Case 23-90085 Document 636 Filed in TXSB on 05/17/23 Page 5 of 12

UST Form 11-MOR (12/01/2021) 6 Debtor's Name SCINTILLA PHARMACEUTICALS, INC. Case No. 23-90084 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi Case 23-90085 Document 636 Filed in TXSB on 05/17/23 Page 6 of 12

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Debtor's Name SCINTILLA PHARMACEUTICALS, INC. Case No. 23-90084

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UST Form 11-MOR (12/01/2021) 7

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Debtor's Name SCINTILLA PHARMACEUTICALS, INC. Case No. 23-90084

	xcix						
	c						
c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)		Yes ◯ No ◉
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)		Yes ◯ No ◉
c.	Were any payments made to or on behalf of insiders?		Yes ◯ No ◉
d.	Are you current on postpetition tax return filings?		Yes ◉ No ◯
e.	Are you current on postpetition estimated tax payments?		Yes ◉ No ◯
f.	Were all trust fund taxes remitted on a current basis?		Yes ◉ No ◯
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)		Yes ◯ No ◉
h.	Were all payments made to or on behalf of professionals approved by the court?		Yes ◯ No ◯ N/A ◉
i.	Do you have:	Worker's compensation insurance?	Yes ◉ No ◯
		If yes, are your premiums current?	Yes ◉ No ◯ N/A ◯ (if no, see Instructions)
		Casualty/property insurance?	Yes ◉ No ◯
		If yes, are your premiums current?	Yes ◉ No ◯ N/A ◯ (if no, see Instructions)
		General liability insurance?	Yes ◉ No ◯
		If yes, are your premiums current?	Yes ◉ No ◯ N/A ◯ (if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?		Yes ◯ No ◉
k.	Has a disclosure statement been filed with the court?		Yes ◯ No ◉
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?		Yes ◉ No ◯

UST Form 11-MOR (12/01/2021) 8

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Debtor's Name SCINTILLA PHARMACEUTICALS, INC. Case No. 23-90084

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ◯ No ⦿
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ◯ No ◯ N/A ⦿

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Mohsin Y. Meghji	Mohsin Y. Meghji
Signature of Responsible Party	Printed Name of Responsible Party
Chief Restructuring Officer	05/17/2023
Title	Date

UST Form 11-MOR (12/01/2021) 9

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Debtor's Name SCINTILLA PHARMACEUTICALS, INC. Case No. 23-90084

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UST Form 11-MOR (12/01/2021) 10

UST Form 11-MOR (12/01/2021) 11 Debtor's Name SCINTILLA PHARMACEUTICALS, INC. Case No. 23-90084 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 23-90085 Document 636 Filed in TXSB on 05/17/23 Page 11 of 12

UST Form 11-MOR (12/01/2021) 12 Debtor's Name SCINTILLA PHARMACEUTICALS, INC. Case No. 23-90084 PageFour PageThree Case 23-90085 Document 636 Filed in TXSB on 05/17/23 Page 12 of 12

Case Name: Sorrento Therapeutics, Inc. et al. Lead Case No.: 23-90085 (DRJ) Petition Date: February 13, 2023 Reporting Period: March 1 – 31, 2023 1 IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION GLOBAL NOTES AND STATEMENTS OF LIMITATIONS AND DISCLAIMERS REGARDING THE DEBTORS’ MONTHLY OPERATING REPORTS BACKGROUND On February 13, 2023, (the “Petition Date”), Sorrento Therapeutics, Inc. and its wholly owned direct subsidiary Scintilla Pharmaceuticals, Inc., as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas Houston Division (the “Bankruptcy Court”). The Debtors’ chapter 11 cases are being jointly administered for procedural purposes only pursuant to Bankruptcy Rule 1015(b) and Local Rule 1015-1 for the Bankruptcy Court under the caption Sorrento Therapeutics, Inc., et al.1 , Case No. 23-90085 (DRJ) (Bankr. S.D. Tex.), pursuant to an order entered by the Bankruptcy Court on February 13, 2023 [Docket No. 7]. The following notes and statements and limitations should be referred to, and referenced in connection with, any review of the Debtors’ monthly operating reports (the “MOR”). 1. Basis of Presentation. The Debtors are filing their MOR solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ chapter 11 cases. The MOR is in a format acceptable to the U.S. Trustee for the Southern District of Texas Houston Division (the “U.S. Trustee”). The MOR should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors or their affiliates. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update the MOR. This MOR has not been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") and does not include all of the 1 The Debtor entities in these chapter 11 cases, along with the last four digits of each Debtor entity’s federal tax identification number, are: Sorrento Therapeutics, Inc. (4842); and Scintilla Pharmaceuticals, Inc. (7956). The Debtors’ service address is: 4955 Directors Place, San Diego, CA 92121. Case 23-90085 Document 636-1 Filed in TXSB on 05/17/23 Page 1 of 8

Case Name: Sorrento Therapeutics, Inc. et al. Lead Case No.: 23-90085 (DRJ) Petition Date: February 13, 2023 Reporting Period: March 1 – 31, 2023 2 information and footnotes required by U.S. GAAP. Therefore, there can be no assurance that the financial information presented herein is complete, and readers are strongly cautioned not to place undue reliance on the MOR. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their annual consolidated financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material. In future periods, any changes to prior period balances will be reflected in the current month’s MOR. The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future. 2. Reporting Period. Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period. 3. Consolidated Entity Accounts Payable and Disbursements Systems. Cash is received and disbursed by the Debtors as described in the Debtors’ Emergency Motion for Entry of Interim and Final Orders (I) Authorizing the Debtors to (A) Continue to Operate Their Cash Management System and Maintain Existing Bank Accounts, (B) Continue to Perform Intercompany Transactions, (C) Maintain Existing Business Forms and Books and Records, and (II) Granting Related Relief [Docket No. 28] (the “Cash Management Motion”) to the extent approved in the order granting the relief requested in the Cash Management Motion on a final basis [Docket No. 312] (the “Final Cash Management Order”). 4. Accuracy. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information. 5. Debtor in Possession Financing. On March 30, 2023, the Debtors received authorization from the Bankruptcy Court to access their $75,000,000.00 Debtor-in-Possession Facility Case 23-90085 Document 636-1 Filed in TXSB on 05/17/23 Page 2 of 8

Case Name: Sorrento Therapeutics, Inc. et al. Lead Case No.: 23-90085 (DRJ) Petition Date: February 13, 2023 Reporting Period: March 1 – 31, 2023 3 on a final basis pursuant to the Final Order (I) Authorizing the Debtors to (A) Obtain Senior Secured Superpriority Postpetition Financing and (B) Use Cash Collateral, (II) Granting Liens and Providing Claims With Superpriority Administrative Expense Status, (III) Modifying the Automatic Stay, and (IV) Granting Related Relief [Docket No. 324] (the “Final DIP Order”). Please see the Final DIP Order for additional detail. 6. Payment of Pre-Petition Claims Pursuant to First Day Orders. The Bankruptcy Court entered has entered orders authorizing, but not directing, the Debtors to pay, among other things, certain pre-petition (a) employee wages, salaries and other compensation and benefits [Docket No. 37]; (b) obligations related to the use of the Debtors’ cash management system [Docket Nos. 39 (interim relief) and 312 (final relief)]; (c) taxes and related obligations [Docket Nos. 111 and 153 (corrected order)]; (d) insurance obligations [Docket No. 112]; and (e) obligations of critical vendors, shippers, warehousemen, other lien claimants, and foreign creditors [Docket Nos. 199, 236 (corrected order), and 437 (further corrected order)] ((a)-(e) collectively, the “First Day Orders”). To the extent any payments were made on account of such claims or obligations following the commencement of these chapter 11 cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in the MOR unless otherwise noted. 7. Liabilities Subject to Compromise. On May 12, 2023, the Debtors filed the Debtors’ Motion for Entry of an Order (I) Setting Bar Dates for Filing Proofs of Claim, Including Requests for Payment Under Section 503(B)(9), (II) Establishing Amended Schedules Bar Date and Rejection Damages Bar Date, (III) Approving the Form and Manner for Filing Proofs of Claim, Including Section 503(B)(9) Requests, and (IV) Approving Notice of Bar Dates [Docket No. 618] setting a deadline for the filing of proofs of claim against the Debtors. The amounts currently classified as liabilities subject to compromise reflect the accounting impact of ASC 852, Reorganizations, effective from the Petition Date. Following adoption of this accounting standard, certain prepetition liabilities have been reclassified and collated as a liability subject to compromise. The amounts currently classified as subject to compromise do not reflect the claimant value but reflects the best estimate as at the reporting date. The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Bankruptcy Court actions, payments pursuant to Bankruptcy Court orders, further developments with respect to, among other things, the reconciliation and adjudication of claims, determinations of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts, or other events. 8. Insiders. For purposes of this MOR, the Debtors defined “insiders” as provided in 11 U.S.C. section 101(31) of the Bankruptcy Code during the relevant time period. The Debtors do not concede or take any position with respect to (a) such person’s influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) Case 23-90085 Document 636-1 Filed in TXSB on 05/17/23 Page 3 of 8

Case Name: Sorrento Therapeutics, Inc. et al. Lead Case No.: 23-90085 (DRJ) Petition Date: February 13, 2023 Reporting Period: March 1 – 31, 2023 4 whether such individual could successfully argue that he or she is not an “insider” under applicable law, including, without limitation, the federal securities laws or with respect to any theories of liability or any other purpose. Further, the inclusion of a party as an “insider” solely for purposes of this MOR is not an acknowledgement, admission, or concession that such party is an “insider” under applicable bankruptcy law. 9. Reservation of Rights. The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 cases. 10. Specific MOR Disclosures. a. Notes to Part 1: Cash Receipts and Disbursements: This section is prepared on a cash basis. b. Notes to Part 2: Asset and Liability Status: This section is prepared on an accrual basis. The amounts identified in Part 2 of the MOR are derived from the Debtors’ unaudited and estimated Balance Sheets as of March 31, 2023. The postpetition payables past due (excluding taxes) was not available as of the filing of this report. The Debtors entered zero as the form does not allow for characters. Please refer to the notes above for information about presentation and limitations related to this MOR. c. Notes to Part 3: Assets Sold or Transferred: There were no assets sold or transferred during the reporting period. d. Notes to Part 4: Income Statement (Statement of Operations): This section is prepared on an accrual basis. e. Notes to Part 5: Professional Fees and Expenses: i. Part 5a: The Debtors will pay the professional fees & expenses of their retained professionals (bankruptcy) (“Debtor Retained Professionals”) in accordance with the Order Establishing Procedures for Interim Compensation and Reimbursement of Expenses for Professionals [Docket No. 442] (the “Interim Compensation Order”). The Debtors did not make any payments to Retained Professionals during the reporting period. ii. Part 5b: The Debtors will pay the professional fees & expenses of their other professionals (nonbankruptcy) (“Ordinary Course Professionals”) in accordance with the Order Authorizing the Retention and Compensation of Certain Professionals Utilized in the Ordinary Course of Business Case 23-90085 Document 636-1 Filed in TXSB on 05/17/23 Page 4 of 8

Case Name: Sorrento Therapeutics, Inc. et al. Lead Case No.: 23-90085 (DRJ) Petition Date: February 13, 2023 Reporting Period: March 1 – 31, 2023 5 [Docket No. 335]. The Debtors did not make any payments to Ordinary Course Professionals during the reporting period. iii. Part 5c: The Debtors will pay the professional fees & expenses retained by the Official Committee of Unsecured Creditors and the Official Committee of Equity Security Holders (the “Committee Professionals”) in accordance with the Interim Compensation Order. The Debtors did not make any payments to Committee Professionals during the reporting period. f. Notes to Part 6: Postpetition Taxes: In the ordinary course of business, the Debtors are obligated to pay business, regulatory and license fees and taxes, excise, federal and state income, franchise, personal property, sales and use, other taxes and fees (collectively, the “Taxes and Fees”). On March 3, 2023, out of an abundance of caution, the Debtors received authority but not direction to pay Taxes and Fees that arise in the ordinary course of business on a postpetition basis, solely to the extent that such Taxes and Fees become payable in accordance with applicable law [Docket No. 153]. Case 23-90085 Document 636-1 Filed in TXSB on 05/17/23 Page 5 of 8

In re: Scintilla Pharmaceuticals, Inc. Case No.: 23-90084 (DRJ) Debtor Lead Case No.: 23-90085 (DRJ) MOR - Statement of Cash Receipts and Disbursements Reporting Period: 3/1/23 - 3/31/23 Federal Tax I.D. No.: 47-4207956 Statement of Cash Receipts and Disbursements Subject: March Reporting Period Monthly Operating Report Attestation Regarding Statement of Cash Receipts and Disbursements The Debtor, Scintilla Pharmaceuticals, Inc. hereby submits this attestation regarding Statement of Cash Receipts and Disbursements. The Debtor, Scintilla Pharmaceuticals, Inc. did not have any cash receipts or disbursements during the Reporting Period. /s/ Mohsin Y. Meghji Mohsin Y. Meghji Signature of Responsible Party Printed Name of Responsible Party Chief Restructuring Officer for Sorrento Therapeutics, Inc., et al. May 17, 2023 Title Date 6 Case 23-90085 Document 636-1 Filed in TXSB on 05/17/23 Page 6 of 8

In re: Scintilla Pharmaceuticals, Inc. Case No.: 23-90084 (DRJ) Debtor Lead Case No.: 23-90085 (DRJ) MOR - Balance Sheet Reporting Period: 3/1/23 - 3/31/23 (Unaudited) Federal Tax I.D. No.: 47-4207956 (Actuals in US Dollars) As of March 31, 2023 ASSETS Current assets: Cash and cash equivalents $60,000 Total current assets 60,000 Total assets $60,000 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities subject to compromise 15,348,545 Total liabilities subject to compromise 15,348,545 Total stockholders' equity (15,288,545) Total liabilities and stockholders’ equity $60,000 7 Case 23-90085 Document 636-1 Filed in TXSB on 05/17/23 Page 7 of 8

In re: Scintilla Pharmaceuticals, Inc. Case No.: 23-90084 (DRJ) Debtor Lead Case No.: 23-90085 (DRJ) MOR - Statement of Operations Reporting Period: 3/1/23 - 3/31/23 (Unaudited) Federal Tax I.D. No.: 47-4207956 Statement of Operations Subject: March Reporting Period Monthly Operating Report Attestation Regarding Statement of Operations The Debtor, Scintilla Pharmaceuticals, Inc. hereby submits this attestation regarding Statement of Operations. The Debtor, Scintilla Pharmaceuticals, Inc. did not have any activity on the Statement of Operations for the Reporting Period. /s/ Mohsin Y. Meghji Mohsin Y. Meghji Signature of Responsible Party Printed Name of Responsible Party Chief Restructuring Officer for Sorrento Therapeutics, Inc., et al. May 17, 2023 Title Date 8 Case 23-90085 Document 636-1 Filed in TXSB on 05/17/23 Page 8 of 8